UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 19, 2016

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification
incorporation)		Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:
(513) 762-6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On February 19, 2016, the Company amended its bylaws by adding a new subsection (D) to Section 1.09 (a); amending subsection (iv) to Section 1.09(a); amending Section 1.09(c)(i); and adding a new Section 1.11, which provides certain shareholder proxy access.  The full text hereof is incorporated by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

3.1                       Bylaws of Chemed Corporation as amended February 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Date:	February 19, 2016	By:	/s/ Arthur V. Tucker Jr.
		Name:	Arthur V. Tucker, Jr.
		Title:	Vice President and Controller